AMENDMENT NO. 8 TO AMENDED ANDRESTATED
CREDIT AND GUARANTY AGREEMENT

        AMENDMENT NO. 8, dated as of September 12, 2003 (this “Amendment”) to the Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002 (as amended and in effect immediately prior to the effectiveness of this Amendment, the “DIP Credit Agreement”), among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, as Borrowers, the Guarantors party thereto, JPMORGAN CHASE BANK, as Administrative Agent, CITICORP USA, INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC. (formerly known as Salomon Smith Barney Inc.), as Joint Bookrunners and Co-Lead Arrangers, CITICORP USA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

W I T N E S S E T H:

        WHEREAS, the parties hereto desire to amend the DIP Credit Agreement as set forth herein.

        NOW, THEREFORE, the parties hereto agree as follows:

        Section 1.     Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement (as amended hereby) shall have the meaning assigned to such term in the DIP Credit Agreement (as amended hereby). Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the DIP Credit Agreement shall, after the date of effectiveness of this Amendment, refer to the DIP Credit Agreement as amended hereby.

        Section 2.     Amendment to the Definition of Capital Expenditures. The definition of “Capital Expenditures” contained in Section 1.01 of the DIP Credit Agreement is hereby amended to read in its entirety as follows:

        ““Capital Expenditures” shall mean, with respect to any Person or group, for any period, the additions to property, plant and equipment and other capital expenditures of such Person or group that are (or would be) set forth in its or their consolidated statement of cash flows for such period prepared in accordance with GAAP. Notwithstanding the foregoing, in the event that during any period, Capital Expenditures are incurred by any Loan Party in the Seven A Borrower Group, and provided that a Loan Party or Loan Parties in a Borrower Group other than the Seven A Borrower Group (collectively, the “Other Benefiting Loan Parties” and, together with the Seven A Benefiting Loan Parties referred to below, the “Benefiting Loan Parties”) derive a benefit, economic or otherwise, during such period from such Capital Expenditures (such Capital Expenditures are hereinafter referred to as the “Shared Capital Expenditures”), then, the methodology set forth in the immediately following sentence hereof shall be used to determine the amount of Capital Expenditures incurred during such period by each Borrower Group to which a Benefiting Loan Party belongs (each a “Benefiting Borrower Group”), notwithstanding that such methodology may not be in accordance with GAAP. In the event that any Loan Party in the Seven A Borrower Group incurs any Shared Capital Expenditures during any period, such Shared Capital Expenditures shall, for such period, and notwithstanding the requirements of GAAP, be allocated on a pro rata basis among each Benefiting Borrower Group based on the number of subscribers attributable to each Benefiting Loan Party in such Benefiting Borrower Group, measured as of the last day of the relevant period, it being understood and agreed that (i) none of such Shared Capital Expenditures shall be allocated to the Seven A Borrower Group for such period unless a Loan Party in the Seven A Borrower Group (a “Seven A Benefiting Loan Party”) derives a benefit during such period from such Shared Capital Expenditures, in which case, the Seven A Borrower Group shall be allocated an amount of such Shared Capital Expenditures that is commensurate with the benefit derived by the Loan Parties belonging to the Seven A Borrower Group, as determined in good faith by the Chief Financial Officer of the Parent, which determination shall not be effective unless consented to by the Administrative Agent, which consent shall not be unreasonably withheld, delayed or conditioned and (ii) the aggregate amount of the Shared Capital Expenditures for the period starting on May 1, 2003 and ending on the Maturity Date shall be no greater than $50,000,000.”

         Section 3.     Amendments Relating to the Amended Definition of Capital Expenditures.

        (a)     Section 1.02 of the DIP Credit Agreement is hereby amended by deleting the proviso at the end of such Section and replacing it in its entirety with the following new proviso:

“provided, however, that for purposes of determining compliance with any covenant set forth in Section 6.04 of this Agreement, such terms shall be construed in accordance with GAAP, except as otherwise set forth in such Section and any definitions referred to therein.”

        (b)     Section 6.04(b) of the DIP Credit Agreement (and Section 2(a) of the Covenant Addendum to the DIP Credit Agreement) is hereby amended to add the following phrase immediately following the word “period” in the last line thereof:

“; provided further, that with respect to any period commencing on or after May 1, 2003, the methodology set forth in the definition of “Capital Expenditures” in Section 1.01 of this Agreement (after giving effect to Amendment No. 8 hereto) shall be applied for purposes of determining (i) the amount of Capital Expenditures incurred by each Borrower Group during any such period and (ii) the excess, if any, of the Maximum Capital Expenditures permitted for a Borrower Group over the actual Capital Expenditures of such Borrower Group for any such period”.

        Section 4.     New Definitions Relating to the Creation of the Holding SPV. The following definitions are added in alphabetical order in Section 1.01 of the DIP Credit Agreement:

        ““Holding SPV” shall mean a newly created indirect wholly-owned Subsidiary of the Parent (i) that does not conduct any business other than the holding of the Equity Interests of other Qualifying SPVs, (ii) that has executed and delivered to the Administrative Agent an SPV Guarantee, and (iii) all of the Equity Interests of which shall be subject to a perfected first priority Lien for the ratable benefit of the Agents, the Fronting Banks and the DIP Lenders (subject to no other Liens).”

        ““SPV Guarantor” shall mean a Qualifying SPV that has executed and delivered to the Administrative Agent an SPV Guarantee.”

         Section 5.     Amendments to Certain Definitions Relating to the Creation of the Holding SPV.

        (a)     Guaranteed Obligations. The definition of “Guaranteed Obligations” contained in Section 1.01 of the DIP Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (i) thereof and replacing it with a comma, and (ii) adding the word “and” and the following new clause (iii) at the end of clause (ii) thereof:

“(iii) with respect to each SPV Guarantor, the Guaranteed Obligations of such SPV Guarantor as set forth in such SPV Guarantor’s SPV Guarantee.”

        (b)     Guarantor. The definition of “Guarantor” contained in Section 1.01 of the DIP Credit Agreement is hereby amended by (i) deleting the word “and” immediately following the words “Joint and Several Guarantor” and replacing it with a comma and (ii) adding the word “and” and the phrase “each SPV Guarantor” at the end of the definition thereof.

        (c)     Qualifying SPV. The definition of “Qualifying SPV” contained in Section 1.01 of the DIP Credit Agreement is hereby amended to (i) replace the phrase “shall mean an SPV” contained in the first line thereof with the phrase “shall mean (x) the Holding SPV or (y) an SPV” and (ii) replace the reference to “clause (ii)" contained in the proviso thereto with “clause (y)(ii)"

        (d)     Rigas Real Property. The definition of “Rigas Real Property” contained in Section 1.01 of the DIP Credit Agreement is hereby amended to read in its entirety as follows:

            ““Rigas Real Property” shall mean (i) any parcel of real property, together with improvements thereon, either (x) used by or for which title is held by a member of the Rigas family and with respect to which property any Loan Party has made payments or claims title to, or (y) located at 4652 Route 6 West, Ulysses, Pennsylvania or 333 Frey Avenue, Vestal, New York and (ii) any personal property transferred to a Qualifying SPV in connection with the transfer to such Qualifying SPV of the real property referred to in clause (i) immediately above, whether such personal property relates to or is stored upon the real property being transferred or is otherwise transferred to such Qualifying SPV in connection therewith or as a part thereof.”

        (e)     SPV Guarantee. The definition of “SPV Guarantee” contained in Section 1.01 of the DIP Credit Agreement is hereby amended to read in its entirety as follows:

            ““SPV Guarantee” shall mean, with respect to any Qualifying SPV, a guarantee substantially in the form of Exhibit G to the DIP Credit Agreement, provided that in the case of the Holding SPV, the term “Guaranteed Obligations” contained in such guarantee shall be defined as “all Obligations of any other Loan Party”.”

         Section 6.     Conforming Changes Relating to the Creation of the Holding SPV.

        (a)     Amendment to Section 10.17(b) of the DIP Credit Agreement. Section 10.17(b) of the DIP Credit Agreement (and Section 4(b) of Amendment No. 5 to the DIP Credit Agreement) is hereby amended to add the following phrase at the end thereof:

“provided, however, that for purposes of this sub-section (b), a Qualifying SPV shall not include the Holding SPV;".

        (b)     Amendment to Section 10.17(c) of the DIP Credit Agreement Section 10.17(c) of the DIP Credit Agreement (and Section 4(c) of Amendment No. 5 to the DIP Credit Agreement) is hereby amended to (i) replace the words “Qualifying SPV Guarantee” in the first line thereof with the words “SPV Guarantee” and (ii) delete the reference to the phrase “as contemplated by clause (ii) of the definition thereof” immediately following the phrase “Qualifying SPV” in the third line thereof.

        Section 7.     Amendment to Tranche B Usage Condition. Section 4.03(h) of the DIP Credit Agreement is hereby amended to replace the phrase “the aggregate Tranche B Outstanding Exposure is equal to the Total Tranche B Credit-Linked Deposit Amount” contained therein with the following phrase: “the aggregate Tranche B Outstanding Exposure with respect to all Borrowers is no less than the difference between (x) the Total Tranche B Credit-Linked Deposit Amount and (y) $5,000,000.”

        Section 8.     GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

        Section 9.     Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Required DIP Lenders. In the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party. The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding on all parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK
By: /s/ William A. Austin
Name: William A. Austin
Title: Vice President
CITICORP USA, INC
By: /s/ Michael M. Schadt
Name: Michael M. Schadt
Title: Vice President
WACHOVIA BANK, N.A
By: /s/ Helen F. Wessling
Name: Helen F. Wessling
Title: Managing Director
THE BANK OF NOVA SCOTIA
By: /s/ Christopher Usas
Name: Christopher Usas
Title: Director
FLEET NATIONAL BANK
By: /s/ Sanghamitra Dutt
Name: Sanghamitra Dutt
Title: Authorized Officer
BANK OF AMERICA, N.A
By: /s/ William E. Livingston, IV
Name: William E. Livingston, IV
Title: Managing Director
GENERAL ELECTRIC CAPITAL CORPORATION
By: /s/ Christopher Cox
Name: Christopher Cox
Title: Duly Authorized Signatory
THE TRAVELERS INSURANCE COMPANY
By: /s/ William M. Gardner
Name: William M. Gardner
Title: Investment Officer
BANK OF MONTREAL
By: /s/ Geoffrey McConnell
Name: Geoffrey McConnell
Title: Authorized Signatory
CALPERS
By: _________________________
Name:
Title:
CREDIT LYONNAIS NEW YORK
By: /s/ Anne G. Shean
Name: Anne G. Shean
Title: Vice President
THE FOOTHILL GROUP, INC
By: /s/ Sean Dixon
Name: Sean Dixon
Title: Vice President
MORGAN STANLEY SENIOR FUNDING, INC
By: /s/ Dawn DiGiano
Name: Dawn DiGiano
Title: Vice President
SUMITOMO MITSUI BANKING CORPORATION
By: _________________________
Name:
Title:
BAYERISHE HYPO UND VEREINSBANK AG, NEW YORK BRANCH
By: /s/ Jane P. Jacobs
Name: Jane P. Jacobs
Title: Director
By: /s/ Kimberly Sausa
Name: Kimberly Sausa
Title: Associate Director
EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management as Investment Advisor
By: _________________________
Name:
Title:
EATON VANCE CDO III, LTD
By: Eaton Vance Management as Investment Advisor
By: _________________________
Name:
Title:
EATON VANCE CDO IV, LTD
By: Eaton Vance Management as Investment Advisor
By: _________________________
Name:
Title:
COSTANTINUS EATON VANCE CDO V, LTD
By: Eaton Vance Management as Investment Advisor
By: _________________________
Name:
Title:
SPCP GROUP LLC
By: _________________________
Name:
Title:
SUNAMERICA SENIOR FLOATING RATE FUND INC
By: Stanfield Capital Partners LLC as its subadvisor
By: _________________________
Name:
Title:
DEUTSCHE BANK TRUST COMPANY AMERICAS
By: _________________________
Name:
Title:
AURM CLO 2002-1 LTD
By: Stein Roe & Farnham Incorporated, as Investment Manager
By: _________________________
Name:
Title:
AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc. as Attorney in Fact
By: _________________________
Name:
Title:
CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. as Investment Advisor
By: _________________________
Name:
Title:
DIVERSIFIED CREDIT PORTFOLIO LTD
By: INVESCO Senior Secured Management, Inc. as Investment Adviser
By: _________________________
Name:
Title:
TCW SELECT LOAN FUND, LIMITED
By: TCW Advisors, Inc., as its Collateral Manager
By: _________________________
Name:
Title:
By: _________________________
Name:
Title:
C-SQUARED CDO LTD
By: TCW Advisors, Inc., as its Portfolio Manager
By: _________________________
Name:
Title:
SRF 2000 LLC
By: /s/ Diana M. Himes
Name: Diana M. Himes
Title: Assistant Vice Predisent
SRF TRADING, INC
By: /s/ Diana M. Himes
Name: Diana M. Himes
Title: Assistant Vice President
CARLYLE HIGH YIELD PARTNERS IV, LTD
By: _________________________
Name:
Title:
FLAGSHIP CLO II
By: _________________________
Name:
Title:
AIG SUNAMERICA LIFE ASSURANCE COMPANY
dba ANCHOR NATIONAL LIFE INSURANCE COMPANY)
By: _________________________
Name:
Title:
FIDELITY ADVISOR SERIES II:
FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND (161)
By: _________________________
Name:
Title:
GOLDMAN SACHS CREDIT PARTNERS L.P.
By: _________________________
Name:
Title:
REGIMENT CAPITAL, LTD
By: Regiment Capital Management, LLC as its Investment Advisor
By: Regiment Capital Advisors, LLC
its Manager and Pursuant to delegated authority
By: _________________________
Name:
Title:
PRESIDENT & FELLOWS OF HARVARD COLLEGE
By: Regiment Capital Management, LLC as its Investment Advisor
By: Regiment Capital Advisors, LLC
its Manager and Pursuant to delegated authority
By: _________________________
Name:
Title:
LIBERTYVIEW FUNDS, L.P.
By: _________________________
Name:
Title:
LONG LANE MASTER TRUST IV
By: Fleet National Bank as Trust Administrator
By: /s/ Roger Ackerman
Name: Roger Ackerman
Title: Director
AIMCO CLO, SERIES 2001-A
By: _________________________
Name:
Title:
ALLSTATE LIFE INSURANCE COMPANY
By: _________________________
Name:
Title:
PROTECTIVE LIFE INSURANCE COMPANY
By: _________________________
Name:
Title:
WACHOVIA BANK, NATIONAL ASSOCIATION
By: _________________________
Name:
Title:
GLENEAGLES TRADING LLC
By: /s/ Diana M. Himes
Name: Diana M. Himes
Title: Assistant Vice President
HIGHLAND LOAN FUNDING V LTD
By: Highland Capital Management, L.P. as Collateral Manager
By: /s/ Mark Okada
Name: Mark Okada
Title: Chief Investment Officer, Highland Capital Management
CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM
By: Highland Capital Management, L.P.
as Authorized Representatives of the Board
By: /s/ Mark Okada
Name: Mark Okada
Title: Chief Investment Officer, Highland Capital Management
ING PRIME RATE TRUST
By: ING Investments, LLC as its investment manager
By: _________________________
Name:
Title:
ING SENIOR INCOME FUND
By: ING Investments, LLC as its investment manager
By: _________________________
Name:
Title:
INDOSUEZ CAPITAL FUNDING VI, LIMITED
By: Indosuez Capital as Collateral Manager
By: _________________________
Name:
Title:
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: David L. Babson & Company Inc., as Investment Adviser
By: _________________________
Name:
Title:
MAPLEWOOD (CAYMAN) LIMITED
By: David L. Babson & Company Inc.,
under delegated authority from
Massachusetts Mutual Life Insurance
Company as Investment Manager
By: _________________________
Name:
Title:
BLACK DIAMOND INTERNATIONAL FUNDING, LTD
By: /s/ Alan Corkish
Name: Alan Corkish
Title: Director
BRYN MAWR CLO, LTD
By: Deerfield Capital Management LLC as its Collateral Manager
By: _________________________
Name:
Title:
GULF STREAM CDO 2002-I
By: Gulf Stream Asset Management, LLC as Collateral Manager
By: _________________________
Name:
Title:
STANWICH LOAN FUNDING LLC
By: /s/ Diana M. Himes
Name: Diana M. Himes
Title: Assistant Vice President
RIVIERA FUNDING LLC
By: _________________________
Name:
Title:
ATRIUM CDO
By _________________________
Name:
Title:
CSAM FUNDING II
By _________________________
Name:
Title:
TORONTO DOMINION (TEXAS), INC
By: /s/ Jill Hall
Name: Jill Hall
Title: Vice President
NOMURA BOND & LOAN FUND
By: UFJ Trust Company of New York as Trustee
By: Nomura Corporate Research and Asset Management, Inc.,
Attorney in Fact
By: _________________________
Name:
Title:
CLYDESDALE CLO 2001-1, LTD
By: Nomura Corporate Research and Asset Management, Inc.,
as Collateral Manager
By: _________________________
Name:
Title:
IMPERIAL CREDIT ASSET MANAGEMENT
By: _________________________
Name:
Title:
CITIBANK, N.A
By: /s/ Michael M. Schadt
Name: Michael M. Schadt
Title: Vice President
RESTORATION FUNDING CLO, LTD
By: Highland Capital Management, L.P. Collateral Manager
By: /s/ Mark Okada
Name: Mark Okada
Title: Chief Investment Officer, Highland Capital Management, L.P.
ACC CABLE COMMUNICATIONS FL-VA, LLC
By: ACC Cable Holdings VA, Inc., its sole member
ACC CABLE HOLDINGS VA, INC
ACC HOLDINGS II, LLC
By: ACC Operations, Inc., its sole member
ACC INVESTMENT HOLDINGS, INC
ACC OPERATIONS, INC
ACC TELECOMMUNICATIONS HOLDINGS LLC
By: ACC Operations, Inc., its sole member
ACC TELECOMMUNICATIONS LLC
By: ACC Telecommunications Holdings LLC, its sole member
By: ACC Operations, Inc., its sole member
ACC TELECOMMUNICATIONS OF VIRGINIA LLC
By: ACC Telecommunications Holdings LLC, its sole member
By: ACC Operations, Inc., its sole member
ACC-AMN HOLDINGS LLC
By: ACC Operations, Inc., its sole member
ADELPHIA ACQUISITION SUBSIDIARY, INC
ADELPHIA ARIZONA, INC
ADELPHIA BLAIRSVILLE, LLC
By: Century Communications Corp., its sole member
ADELPHIA CABLE PARTNERS, L.P.
By: Olympus Cable Holdings, LLC, its Managing General Partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION ASSOCIATES, L.P.
By: Chelsea Communications, Inc., its general partner
ADELPHIA CABLEVISION CORP
ADELPHIA CABLEVISION OF BOCA RATON, LLC
By: Adelphia Cablevision Corp., its sole member
ADELPHIA CABLEVISION OF FONTANA LLC
By: Clear Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC
By: Clear Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION, LLC
By: ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF NEW YORK, INC
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC
By: Ft. Myers Cablevision, LLC, its sole member
By: Ft. Myers Acquisition Limited Partnership, its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC
By: Ft. Myers Cablevision, LLC, its sole member
By: Ft. Myers Acquisition Limited Partnership, its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC
By: Mickelson Media, Inc., its sole member
ADELPHIA CABLEVISION OF SAN BERNADINO, LLC
By: Clear Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF SANTA ANA, LLC
By: UCA, LLC, its sole member
By: ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF SEAL BEACH, LLC
By: Manchester Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC
By: UCA, LLC, its sole member
By: ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC
By: Century New Mexico Cable Television Corp., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC
By: Sentinel Communications of Muncie, Indiana, Inc., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC
By: Huntington CATV, Inc., its sole member
ADELPHIA CALIFORNIA CABLEVISION, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
ADELPHIA CENTRAL PENNSYLVANIA, LLC
By: National Cable Acquisition Associates, L.P., its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general Partner
ADELPHIA CLEVELAND, LLC
By: Adelphia of the Midwest, Inc., its sole member
ADELPHIA COMMUNICATIONS CORPORATION
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC
By: Adelphia Cablevision Corp., its sole member
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC
By: Adelphia Cablevision Corp., its sole member
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC
By: FrontierVision, its sole member
By: FrontierVision Holdings, L.P., its general partner
By: FrontierVision Partners, L.P., its general partner
By: Adelphia GP Holdings, L.L.C., its general partner
By: ACC Operations, Inc., its sole member
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC
ADELPHIA COMPANY OF WESTERN CONNECTICUT
ADELPHIA GENERAL HOLDINGS III, INC
ADELPHIA GS CABLE, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., it sole member
By: ACC Operations, Inc., its sole member
ADELPHIA GP HOLDINGS, LLC
By: ACC Operations, Inc., its sole member
ADELPHIA HARBOR CENTER HOLDINGS, LLC
By: ACC Operations, Inc., its sole member
ADELPHIA HOLDINGS 2001, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., it sole member
By: ACC Operations, Inc., its managing partner
ADELPHIA INTERNATIONAL II, LLC
By: ACC Operations, Inc., its member
By: Adelphia Communications International, Inc., its member
ADELPHIA INTERNATIONAL III LLC
By: ACC Operations, Inc., its member
By: Adelphia Communications International, Inc., its member
ADELPHIA OF THE MIDWEST, INC
ADELPHIA MOBILE PHONES
ADELPHIA PINELLAS COUNTY, LLC
By: Ft. Myers Cablevision, L.L.C., its sole member
By: Ft. Myers Acquisition Limited Partnership, its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
ADELPHIA PRESTIGE CABLEVISION, LLC
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its sole member
ADELPHIA TELECOMMUNICATIONS, INC
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC
ADELPHIA WELLSVILLE, LLC
By: ACC Operations, Inc., its sole member
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC
By: ACC Operations, Inc., its sole member
ADELPHIA COMMUNICATIONS, INC
ARAHOVA HOLDINGS, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
BADGER HOLDING CORPORATION
BETTER TV, INC. OF BENNINGTON
BLACKSBURG/SALEM CABLEVISION, INC
BRAZAS COMMUNICATIONS, INC
BUENAVISION TELECOMMUNICATIONS, INC
CABLE SENRY CORPORATION
CALIFORNIA AD SALES, LLC
By: Ft. Myers Cablevision, L.L.C., its sole member
By: Ft. Myers Acquisition Limited Partnership, its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
CCC-III, INC
CCC-INDIANA, INC
CCH INDIANA, L.P.
By: CCC-Indiana, its general partner
CDA CABLE, INC
CENTURY ADVERTISING, INC
CENTURY ALABAMA CORP
CENTURY ALABAMA HOLDING CORP
CENTURY AUSTRALIA COMMUNICATIONS CORP
CENTURY BERKSHIRE CABLE CORP
CENTURY CABLE HOLDINGS, LLC
By: Century Cable Holding Corp., its sole member
CENTURY CABLE HOLDING CORP
CENTURY CABLE MANAGEMENT CORPORATION
CENTURY CABLE OF SOUTHERN CALIFORNIA
CENTURY CABLEVISION HOLDINGS, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
CENTURY CAROLINA CORP
CENTURY COLORADO SPRINGS CORP
CENTURY COLORADO SPRINGS PARTNERSHIP
By: Paragon Cable Television Inc., a general partner
CENTURY COMMUNICATIONS CORP
CENTURY CULLMAN CORP
CENTURY ENTERPRISE CABLE CORP
CENTURY EXCHANGE, LLC
By: Century Cable Holding Corp., its sole member
CENTURY FEDERAL, INC
CENTURY GRANITE CABLE TELEVISION CORP
CENTURY HUNTINGTON COMPANY
CENTURY INDIANA CORP
CENTURY ISLAND ASSOCIATES, INC
CENTURY ISLAND CABLE TELEVISION CORP
CENTURY INVESTMENT HOLDING CORP
CENTURY INVESTORS, INC
CENTURY KANSAS CABLE TELEVISION CORP
CENTURY LYKENS CABLE CORP
CENTURY MENDOCINO CABLE TELEVISION, INC
CENTURY MISSISSIPPI CORP
CENTURY MOUNTAIN CORP
CENTURY NEW MEXICO CABLE CORP
CENTURY NORWICH CORP
CENTURY OHIO CABLE TELEVISION CORP
CENTURY OREGON CABLE CORP
CENTURY PACIFIC CABLE TV, INC
CENTURY PROGRAMMING, INC
CENTURY REALTY CORP
CENTURY SHASTA CABLE TELEVISION CORP
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP
CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.
By: Century Exchange LLC, its general partner
By: Century Cable Holding Corp., its sole member
CENTURY-TCI CALIFORNIA, L.P.
By: Century-TCI California Communications, L.P., its general partner
By: Century Exchange LLC, its general partner
By: Century Cable Holding Corp., its sole member
CENTURY-TCI HOLDINGS, LLC
By: Century-TCI California Communications, L.P., its general partner
By: Century Exchange LLC, its general partner
By: Century Cable Holding Corp., its sole member
CENTURY TRINIDAD CABLE TELEVISION CORP
CENTURY VIRGINIA CORP
CENTURY VOICE AND DATA COMMUNICATIONS, INC
CENTURY WARRICK CABLE CORP
CENTURY WASHINGTON CABLE TELEVISION, INC
CENTURY WYOMING CABLE TELEVISION CORP
CHELSEA COMMUNICATIONS, INC
CHELSEA COMMUNICATIONS, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
CHESTNUT STREET SERVICES, LLC
By: ACC Operations, Inc., its sole member
CLEAR CABLEVISION, INC
CMA CABLEVISION ASSOCIATES VII, L.P.
By: Tele-Media Company of Tri-States, L.P., its general partner
By: Tri-States, L.L.C., its general partner
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its managing general partner
CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP
By: Tele-Media Company of Tri-States, L.P., its general partner
By: Tri-States, L.L.C., its general partner
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its managing general partner
CORAL SECURITY, INC
COWLITZ CABLEVISION, INC
CP-MDU I LLC
By: Adelphia California Cablevision, L.L.C., its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
CP-MDU II LLC
By: Adelphia California Cablevision, L.L.C., its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
E.& E. CABLE SERVICE, INC
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC
By: Eastern Virginia Cablevision, L.P., its sole member
By: TMC Holdings Corporation, its general partner
EASTERN VIRGINIA CABLEVISION, L.P.
By: TMC Holdings Corporation, its general partner
EMPIRE SPORTS NETWORK, L.P.
By: Parnassos Communications, L.P., its general partner
By: Adelphia Western New York Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
FAE CABLE MANAGEMENT CORP
FOP INDIANA, L.P.
By: FrontierVision Cable New England, Inc., its general partner
FRONTIERVISION ACCESS PARTNERS, LLC
By: FrontierVision Operating Partners, L.P., its sole member
By: FrontierVision Holdings, L.P., its general partner
By: FrontierVision Partners, L.P., its general partner
By: Adelphia GP Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
FRONTIERVISION CABLE NEW ENGLAND, INC
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
FRONTIERVISION HOLDINGS L.L.C
By: FrontierVision Partners, L.P., its sole member
By: Adelphia GP Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
FRONTIERVISION HOLDINGS L.P.
By: FrontierVision Partners, L.P., its general partner
By: Adelphia GP Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
FRONTIERVISION OPERATING PARTNERS L.L.C
By: FrontierVision Holdings, L.P., its sole member
By: FrontierVision Partners, L.P., its general partner
By: Adelphia GP Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
FRONTIERVISION OPERATING PARTNERS L.P.
By: FrontierVision Holdings, L.P., its general partner
By: FrontierVision Partners, L.P., its general partner
By: Adelphia GP Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
FT. MYERS ACQUISITION LIMITED PARTNERSHIP
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
FT. MYERS CABLEVISION, LLC
By: Ft. Myers Acquisition Limited Partnership, its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C
By: ACC Cable Communications FL-VA, LLC, its sole member
By: ACC Cable Holdings VA, Inc., its sole member
GLOBAL ACQUISITION PARTNERS, L.P.
By: Global Cablevision II, LLC, its general partner
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
GLOBAL CABLEVISION II, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing partner
THE GOLF CLUB AT WENDING CREEK FARMS, LLC
By: ACC Operations, Inc., its sole member
GRAFTON CABLE COMPANY
GS CABLE LLC
By: Adelphia GS Cable, LLC, its sole member
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
GS TELECOMMUNICATIONS LLC
By: GS Cable, LLC, its sole member
By: Adelphia GS Cable, LLC, its sole member
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
HARRON CABLEVISION OF NEW HAMPSHIRE, INC
HUNTINGTON CATV, INC
IMPERIAL VALLEY CABLEVISION, INC
KALAMAZOO COUNTY CABLEVISION, INC
KEY BISCAYNE CABLEVISION
By: Adelphia Cable Partners, LP, a general partner
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
KOOTENAI CABLE, INC
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
LOUISA CABLEVISION, INC
MANCHESTER CABLEVISION, INC
MARTHA'S VINEYARD CABLEVISION, L.P.
By: Century Cable Holdings, LLC, its general partner
By: Century Cable Holding Corp., its sole member
MERCURY COMMUNICATIONS, INC
MICKELSON MEDIA, INC
MICKELSON MEDIA OF FLORIDA, INC
MONUMENT COLORADO CABLEVISION, INC
MOUNTAIN CABLE COMMUNICATIONS CORPORATION
MOUNTAIN CABLE COMPANY, L.P.
By: Pericles Communications Corporation, its managing general partner
MONTGOMERY CABLEVISION, INC
MT. LEBANON CABLEVISION, INC
MULTI-CHANNEL T.V. CABLE COMPANY
NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
OLYMPUS CABLE HOLDINGS, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
OLYMPUS CAPITAL CORPORATION
OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
OLYMPUS COMMUNICATIONS, L.P.
By: ACC Operations, Inc., its managing general partner
OLYMPUS SUBSIDIARY, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
OWENSBORO-BRUNSWICK, INC
OWENSBORO INDIANA, L.P.
By Century Granite Cable Television Corp., its general partner
OWENSBORO ON THE AIR, INC
PAGE TIME, INC
PARAGON CABLE TELEVISION INC
PARAGON CABLEVISION CONSTRUCTION CORPORATION
PARAGON CABLEVISION MANAGEMENT CORPORATION
PARNASSOS COMMUNICATIONS, L.P.
By: Adelphia Western New York Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
PARNASSOS HOLDINGS, LLC
By: Parnassos Communications, L.P., its sole member
By: Adelphia Western New York Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
PARNASSOS, L.P.
By: Parnassos Communications, L.P., its general partner
By: Adelphia Western New York Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
PERICLES COMMUNICATIONS CORPORATION
PULLMAN TV CABLE CO., INC
RENTAVISION OF BRUNSWICK, INC
RICHMOND CABLE TELEVISION CORPORATION
RIGPAL COMMUNICATIONS, INC
ROBINSON/PLUM CABLEVISION
By: Olympus Subsidiary, LLC, its general partner
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
SABRES, INC
SCRANTON CABLEVISION, INC
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC
SOUTHEAST FLORIDA CABLE, INC
SOUTHWEST COLORADO CABLE, INC
SOUTHWEST VIRGINIA CABLE, INC
S/T CABLE CORPORATION
STAR CABLE INC
STARPOINT, LIMITED PARTNERSHIP
By: West Boca Acquisition Limited Partnership, its general partner
By: Adelphia Cable Partners, L.P., its general partner
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
SVHH CABLE ACQUISITION, L.P.
By: SVhh Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
SVHH HOLDINGS, LLC
By: ACC Operations, Inc., its sole member
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE
By: Eastern Virginia Cablevision Holdings, LLC, its managing general partner
By: Eastern Virginia Cablevision, L.P., its sole member
By: TMC Holdings Corporation, its general partner
TELE-MEDIA COMPANY OF TRI-STATES L.P.
By: Tri-States, L.L.C., its general partner
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its sole member
TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.
By: National Cable Acquisition Associates, L.P., a general partner
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
TELESAT ACQUISITION, LLC
By: Arahova Holdings, LLC, its sole member
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
TELESTAT ACQUISITION LIMITED PARTNERSHIP
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
THE MAIN INTERNETWORKS, INC
THE WESTOVER T.V. CABLE CO., INCORPORATED
THREE RIVERS CABLE ASSOCIATES, L.P.
By: Chelsea Communications, LLC, a general partner
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
And By: Mt. Lebanon Cablevision, Inc., a general partner
TIMOTHEOS COMMUNICATIONS, L.P.
By: Olympus Communications Holdings, L.L.C., its general partner
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
TMC HOLDINGS CORPORATION
TMC HOLDINGS, LLC
TRI-STATES, L.L.C
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its sole member
UCA LLC
By: ACC Operations, Inc., its sole member
U.S. TELE-MEDIA INVESTMENT COMPANY
UPPER ST. CLAIR CABLEVISION, INC
VALLEY VIDEO, INC
VAN BUREN COUNTY CABLEVISION, INC
WARRICK CABLEVISION, INC
WARRICK INDIANA, L.P.
By: CCC-III, Inc., its general partner
WELLSVILLE CABLEVISION, L.L.C
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its sole member
WEST BOCA ACQUISITION LIMITED PARTNERSHIP
By: Adelphia Cable Partners, L.P., its general partner
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
WESTERN NY CABLEVISION, L.P.
By: Adelphia Western New York Holdings, LLC, its general partner
By: ACC Operations, Inc, its sole member
WESTVIEW SECURITY, INC
WILDERNESS CABLE COMPANY
YOUNG'S CABLE TV CORP
YUMA CABLEVISION, INC
By: /s/ William T. Schleyer
Name: William T. Schleyer
Title: Chief Executive Officer